Exhibit 99.1

UNAUDITED PRO FORMA AND AS ADJUSTED

COMBINED CONDENSED FINANCIAL INFORMATION

      The following unaudited pro forma and as adjusted combined condensed financial information has been derived from the historical financial statements of Cox Communications, Inc. The unaudited pro forma combined condensed balance sheet as of September 30, 2004 has been presented as if the tender offer, the follow-on merger and borrowings under an 18-month $3.0 billion term loan entered into and drawn down to finance Cox’s joint tender offer (the “Bridge Loan”) and other credit facilities had been consummated on that date. The unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 have been presented as if the tender offer, the follow-on merger and borrowings under the Bridge Loan and other credit facilities had been consummated on January 1, 2003. Cox borrowed under its credit facilities and consummated the tender offer and the follow-on merger on December 8, 2004. The pro forma as adjusted entries give effect to the proposed offering of senior notes (the “Offering”) and the application of the proceeds from the Offering. For purposes of preparing this unaudited pro forma and as adjusted combined condensed financial information, Cox has used the following assumptions:

•	the purchase of 147.3 million shares pursuant to the tender offer by Cox of the total 190.5 million shares tendered for an aggregate purchase price of approximately $5.2 billion;

•	the obligation to purchase all outstanding Class A shares not tendered for an aggregate purchase price of approximately $1.7 billion;

•	the cancellation of vested in-the-money stock options at the difference between the tender offer price and the exercise price for aggregate consideration of $43.9 million;

•	estimated fees and expenses of the tender offer, the follow-on merger and the Offering to be paid by or allocated to Cox of $48.4 million in the aggregate; and

•	the borrowing of $2.0 billion under its new term loan, $3.0 billion under the Bridge Loan and $300.0 million under its revolving credit facilities to fund the tender offer and the follow-on merger.

Approximately $88.5 million of the $300.0 million borrowings under the revolving credit facilities will be used to repay other outstanding debt. For purposes of preparing this Unaudited Pro Forma and As Adjusted Combined Condensed Financial Information, Cox has assumed that such amount will be used to (i) pay estimated fees and expenses associated with this offering, (ii) fund the difference between the aggregate principal amount of the notes offered hereby and the price of such notes in order to repay the Bridge Loan and (iii) repay outstanding commercial paper borrowings.

      Cox Enterprises, Inc. (“CEI”) has elected to apply push-down basis accounting with respect to shares acquired in the tender offer and follow-on merger. Accordingly, the aggregate $8.4 billion purchase price (exclusive of estimated fees and expenses), which amount includes approximately $1.5 billion paid by CEI to purchase Class A shares pursuant to the tender offer, related to the acquisition of Cox Class A common stock pursuant to the tender offer and the merger has been “pushed-down” to the consolidated financial statements of Cox whereby the net tangible and intangible assets of Cox will be stepped-up to fair value to the extent of the 39.69% minority interest acquired in the tender offer and the merger pursuant to the purchase method of accounting for business combinations. The pro forma purchase price adjustments are based upon the assumptions and adjustments, which management believes to be reasonable, described in the accompanying notes to the unaudited pro forma and as adjusted combined condensed financial information presented on the following pages. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets (tangible and intangible) acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma and as adjusted combined condensed financial information are preliminary and have been made solely for purposes of developing such unaudited pro forma and as adjusted combined condensed financial information. The actual allocations could differ materially from those set forth in the unaudited pro forma and as adjusted combined condensed financial information.

      The pro forma adjustments do not reflect any operating efficiencies and cost savings that Cox may achieve with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes nor any adjustments to programming, operating, marketing and general and administrative expenses for any future operating changes. The unaudited pro forma and as adjusted combined condensed financial information is for informational purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated on the date, or at the beginning of the period, for which such transactions have been given effect. In addition, the unaudited pro forma and as adjusted combined condensed financial information is not necessarily indicative of the results of future operations. The unaudited pro forma and as adjusted combined condensed financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements of Cox, which are incorporated by reference herein.

COX COMMUNICATIONS, INC.

UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED BALANCE SHEET

September 30, 2004
(Thousands of dollars)

		Pro Forma
		and		Pro Forma and
	Historical	As Adjusted		As Adjusted
	September 30, 2004	Adjustments		September 30, 2004

Assets
Current assets
Cash	$137,313	—		$137,313
Accounts and notes receivable	383,981			383,981
Other current assets	129,241			129,241

Total current assets	650,535	—		650,535

Net plant and equipment	7,739,990	170,048	(1)	7,910,038
Investments	58,901	1,190,700	(2)	1,249,601
Intangible assets	16,185,669	3,171,802	(9)	19,357,471
Goodwill	—	1,691,657	(10)	1,691,657
Other noncurrent assets	85,936	48,370	(7)	122,855
		(11,451	)(15)

Total assets	$24,721,031	$6,261,126		$30,982,157

Liabilities and shareholders’ equity
Current liabilities
Accounts payable and accrued expenses	$749,833			$749,833
Other current liabilities	402,030			402,030
Cash obligation to untendered minority shareholders	—	$1,742,729	(6)	1,742,729
Current portion of long-term debt	56,071			56,071
Amounts due to CEI	12,581			12,581

Total current liabilities	1,220,515	1,742,729		2,963,244

Deferred income taxes	6,637,029	1,691,657	(10)	8,328,686
Other noncurrent liabilities	224,891	20,309	(3)	245,200
Long-term debt, less current portion	6,615,707	120,836	(4)	11,948,064
		5,163,151	(5)
		48,370	(7)

Total liabilities	14,698,142	8,787,052		23,485,194

Commitments and contingencies
Minority interest in equity of consolidated subsidiaries	—			—
Shareholders’ equity
Series A preferred stock	—			—
Class A common stock	610,642	(5,533	)(11)	3,645
		(240,628	)(12)
		(360,836	)(13)
Class C common stock	27,598	(27,322	)(13)	276
Additional paid-in capital	4,934,737	(207,541	)(11)	4,692,238
		1,526,153	(8)
		(3,800,000	)(9)
		388,158	(13)
		1,850,731	(14)
Retained earnings	4,662,966	(1,850,731	)(14)	2,800,784
		(11,451	)(15)
Accumulated other comprehensive income	20			20
Class A common stock in treasury	(213,074)	213,074	(11)	—

Total shareholders’ equity	10,022,889	(2,525,926)		7,496,963

Total liabilities and shareholders’ equity	$24,721,031	$6,261,126		$30,982,157

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED

COMBINED CONDENSED BALANCE SHEET
September 30, 2004
(Thousands of dollars)

      The following pro forma and as adjusted entries to Cox’s historical consolidated balance sheet as of September 30, 2004 are presented as if the tender offer, borrowings under the Bridge Loan and other credit facilities, the merger and the Offering had been consummated on September 30, 2004. The pro forma entries give effect to (i) the tender of outstanding Class A common stock, the follow-on merger and borrowings under the Bridge Loan and other credit facilities; (ii) the cancellation of vested in-the-money stock options at the difference between the tender offer price and the exercise price for aggregate consideration of approximately $43.9 million and (iii) the application of push-down accounting by CEI to step-up Cox’s net tangible and intangible assets to 39.69% of fair value, which assumes the acquisition of all of the outstanding Class A common stock. The as adjusted entries give effect to the Offering. A summary of the basis for these entries is as follows:

Purchase Price:

Cash consideration to acquire all of the outstanding Class A common stock at $34.75 per share and to settle the outstanding in-the-money Cox employee stock options	$8,405,880
Estimated CEI acquisition costs	26,153

Total purchase price	8,432,033
Less: Carrying value of net assets acquired	(3,800,000)

Purchase price in excess of historical cost of net assets acquired	4,632,033

Allocation of step-up:

Preliminary estimated step-up of net plant and equipment	170,048
Preliminary estimated step-up of investment in 25% of Discovery Communications, Inc.	1,190,700
Preliminary estimated step-up of pension and other post-retirement plan obligations	(20,309)
Preliminary estimated step-up of long-term debt	(120,836)
Cancellation of Class A common stock, $1 par value per share	240,628

Preliminary estimated step-up of identifiable intangible assets	$3,171,802

      Intangible assets are comprised of: (1) identifiable, indefinite-lived intangible assets, which include cable franchise rights and trademarks; and (2) identifiable, finite-lived intangible assets, which include customer relationships, and have been preliminarily estimated to have a fair value of approximately $900.9 million and an estimated life of 8 years. The allocation of purchase price to each of the identified intangible assets referred to above will be determined through independent appraisals using the direct value method in early 2005; any excess purchase price will be allocated to goodwill.

(1) To adjust net plant and equipment to estimated fair value based on preliminary estimates.

Preliminary estimated fair value of net plant and equipment	$8,168,430
Less net book value of plant and equipment	7,739,990

Difference between net book value and fair value	428,440
Multiplied by percentage of minority interest acquired in tender offer and merger	39.69%

Preliminary estimated step-up of net plant and equipment	$170,048

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED

COMBINED CONDENSED BALANCE SHEET — (Continued)
(Thousands of dollars)

(2)	To adjust investment in 25% of Discovery Communications, Inc. to estimated fair value based on preliminary estimates.

Preliminary estimated fair value of investment in Discovery Communications, Inc.	$3,000,000
Multiplied by percentage of minority interest acquired in tender offer and merger	39.69%

Preliminary estimated step-up of investment in Discovery Communications, Inc.	$1,190,700

      The historical carrying value of Cox’s investment in 25% of Discovery Communications, Inc. at September 30, 2004 is zero. Therefore, there is no adjustment applied against the fair value for purposes of determining the estimated step-up to this investment.

(3)	To adjust pension and other post-retirement plan obligations to their estimated fair value based on preliminary estimates.

Estimated projected benefit obligations	$339,960
Estimated fair value of plan assets	288,792

Difference between projected benefit obligation and fair value of plan assets	51,168
Multiplied by percentage of minority interest acquired in tender offer and merger	39.69%

Preliminary estimated step-up of pension and other post-retirement obligations	$20,309

(4) To adjust long-term debt to estimated fair value based on preliminary estimates.

Preliminary estimated fair value of long-term debt	$6,626,065
Carrying value of long-term debt	6,321,616

Difference between fair value and carrying value	304,449
Multiplied by percentage of minority interest acquired in tender offer and merger	39.69%

Preliminary estimated step-up of long-term debt	$120,836

(5)	To record proceeds from bank borrowings to fund the purchase of approximately 147.3 million shares of Cox Class A common stock pursuant to the tender offer. These borrowings are comprised of $2.0 billion under a five-year term loan, $3.0 billion under the Bridge Loan and $300.0 million under revolving credit facilities, of which approximately $88.5 million is intended to be used to repay other outstanding debt. For purposes of preparing this unaudited pro forma and as adjusted combined condensed financial information, Cox has assumed that such amount will be used to pay estimated fees and expenses associated with this offering and fund the difference between the aggregate principal amount of the notes offered hereby and the price of such notes to investors in order to repay the Bridge Loan for $23.6 million in the aggregate and that the remaining amount would be used to repay outstanding commercial paper borrowings. The net proceeds from the Offering will be used to repay the Bridge Loan obtained to consummate the tender offer and, therefore, there is no change in overall debt that will result from the Offering.

(6)	To record cash obligation to purchase the approximately 50.2 million Class A shares not validly tendered or guaranteed for delivery in the tender offer that will be converted into the right to receive $34.75 per share in cash, without interest, and canceled as part of the follow-on merger. Cox expects to fund this obligation as former shareholders surrender their rights with cash from operations or additional borrowings.

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED

COMBINED CONDENSED BALANCE SHEET — (Continued)
(Thousands of dollars)

(7) To record estimated issuance costs related to the tender and follow-on merger and this offering.

Preliminary estimated issuance costs related to revolving and term loan facilities	$30,620
Preliminary estimated issuance costs related to the Offering	17,750

Total issuance costs	$48,370

(8)	To record the push-down of funding from CEI to purchase approximately 43.2 million shares of Class A common stock pursuant to the tender offer and for payment of related acquisition costs.

Cash consideration paid by CEI to acquire Class A common stock	$1,500,000
Acquisition costs paid by CEI	26,153

Total funding by CEI and related acquisition costs	$ 1,526,153

(9)	To record identifiable, indefinite-lived intangible assets, which include cable franchise rights and trademarks and finite-lived intangible assets, which include customer relationships. Customer relationships have been preliminarily estimated to have a fair value of approximately $900.9 million with a related life of 8 years. Upon completion of Cox’s independent appraisals in early 2005, any excess purchase price will be allocated to goodwill.

Allocation of purchase price to tangible assets and liabilities

Cash consideration	$8,405,880	Net plant and equipment	$170,048
Estimated acquisition costs	26,153	Investment in 25% of Discovery Communications, Inc.	1,190,700

Total purchase price	8,432,033	Pension and other post-retirement plan obligations	(20,309)
Carrying value of net assets acquired	3,800,000	Long-term debt	(120,836)
Net step-up allocated to tangible assets and liabilities	1,460,231	Cancellation of Class A common stock, $1 par value per share, subject to the tender and follow-on merger	240,628

Step-up allocated to identifiable intangible assets	$3,171,802	Step-up allocated to tangible assets and liabilities	$1,460,231

(10)	To record preliminary estimated deferred taxes related to the step-up of tangible assets, liabilities and intangible assets. A weighted-average tax rate of 39% was derived using the applicable estimated tax rate for related asset and liability.

(11)	To record the cancellation of Class A common stock held in treasury.

Class A common stock in treasury at $1 par value per share	$(5,533)
Value of shares of Class A common stock in treasury	213,074

Difference between par value of shares and value of shares in treasury	$207,541

(12)	To record the purchase and cancellation of Class A common stock, $1 par value, subject to the tender and follow-on merger.

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED

COMBINED CONDENSED BALANCE SHEET — (Continued)
(Thousands of dollars)

(13)	To record the cancellation of all remaining Class A and Class C common stock, $1 par value, of Cox and the issuance of Class A and Class C common stock, $0.01 par value, of Cox as the surviving corporation in the merger (the “Surviving Corporation”).

Total number of shares of Class A common stock, $1 par value, outstanding at September 30, 2004	$610,642
Reduced by shares adjusted in Notes (11) and (12) above	(246,161)

364,481
Divided by 100 to reflect change from $1 par value to $0.01 par value	100

Number of shares of Class A common stock issued at $0.01 par value by the Surviving Corporation	3,645

Estimated difference reclassified to additional paid-in capital for the issuance of Class A common stock by the Surviving Corporation	(360,836)

Total number of shares of Class C common stock outstanding at September 30, 2004	27,598
Divided by 100 to reflect change from $1 par value to $0.01 par value	100

Number of shares of Class C common stock issued at $0.01 par value by the Surviving Corporation	276

Estimated difference reclassified to additional paid-in capital for the issuance of Class C common stock by the Surviving Corporation	(27,322)

Total estimated difference reclassified to additional paid-in capital for the issuance of Class A and C common stock by the Surviving Corporation	$(388,158)

(14)	To record elimination of 39.69% of retained earnings attributable to the tender of Class A common stock.

Retained earnings at September 30, 2004	$4,662,966
Multiplied by percentage of minority interest acquired in the tender offer and the merger	39.69%

Elimination of retained earnings attributable to minority shareholders of Cox	$1,850,731

(15)	To record write-off of estimated financing costs related to the Bridge Loan upon consummation of the Offering and application of net proceeds to repay the Bridge Loan, net of an effective income tax rate of approximately 37.67%.

$11,451

COX COMMUNICATIONS, INC.

UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED

STATEMENT OF OPERATIONS
For the Nine-Months Ended September 30, 2004
(Thousands of dollars)

				Pro Forma and
	Historical	Pro Forma and		As Adjusted
	Nine-Months Ended	As Adjusted		Nine-Months Ended
	September 30, 2004	Adjustments		September 30, 2004

Revenues	$4,753,656			$4,753,656
Costs and expenses
Cost of services (excluding depreciation and amortization)	1,947,367			1,947,367
Selling, general and administrative expenses	1,015,736			1,015,736
Loss on litigation	22,600			22,600
Depreciation and amortization	1,190,051	$10,628	(2)	1,285,138
		84,459	(3)
Loss on sale of cable systems	5,021			5,021

Operating income	572,881			477,794
Interest expense	(289,201)	(160,254	)(1)	(441,877)
		11,328	(5)
		(1,531	)(4)
		(2,219	)(4)
Loss on derivative instruments, net	(97)			(97)
Gain on investments, net	28,931			28,931
Equity in net losses of affiliated companies	(1,325)			(1,325)
Loss on extinguishment of debt	(7,006)			(7,006)
Other, net	(3,198)			(3,198)

Income before income taxes and minority interest	300,985			53,222
Income tax expense (benefit)	137,437	(93,332	)(6)	44,105

Income before minority interest	163,548			9,117
Minority interest expense, net of tax	(1,203)			(1,203)

Net income	$162,345	$(154,431)		$7,914

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS

For the Nine-Months Ended September 30, 2004
(Thousands of dollars)

      The following pro forma and as adjusted entries to Cox’s historical statement of operations for the nine-months ended September 30, 2004 are presented as if the tender offer, borrowings under the Bridge Loan and other credit facilities, the merger and the Offering had been consummated on January 1, 2003. The pro forma entries give effect to: (i) the tender of outstanding Class A common stock, the follow-on merger and borrowings under the Bridge Loan and other credit facilities; (ii) the cancellation of vested in-the-money stock options at the difference between the tender offer price and the exercise price for aggregate consideration of approximately $43.9 million and (iii) the application of push-down accounting by CEI to step-up Cox’s net tangible and intangible assets to 39.69% of fair value, which assumes the acquisition of all of the outstanding Class A common stock. The as adjusted entries give effect to the Offering. A summary of the basis for these entries is as follows:

(1)	To record additional interest expense as a result of the approximately $5.2 billion additional net borrowings to fund a portion of the acquisition of Class A common stock pursuant to the tender offer using an estimated weighted-average interest rate of 4.10%.

Estimated increase in long-term debt	$5,211,521
Estimated weighted average interest rate	4.10%

Preliminary estimated increase in annual interest expense	213,672
Multiplied by 0.75	0.75

Pro forma increase in interest expense for the nine-months ended September 30, 2004	$160,254

(2)	To record additional depreciation expense attributable to the preliminary estimated step-up of net plant and equipment to fair value using an estimated weighted-average life of 12 years.

Preliminary estimated step-up of net plant and equipment	$170,048
Depreciated straight-line over 12 years	12

Preliminary estimated increase in annual depreciation expense	14,171
Multiplied by 0.75	0.75

Pro forma increase in depreciation expense for the nine-months ended September 30, 2004	$10,628

(3)	To record amortization expense related to the preliminary estimated step-up of identifiable finite-lived intangible assets, which include customer relationships using an estimated weighted-average life of 8 years.

Preliminary estimated step-up of customer relationships	$900,900
Amortized straight-line over 8 years	8

Preliminary estimated increase in annual amortization expense	112,613
Multiplied by 0.75	0.75

Pro forma increase in amortization expense for the nine-months ended September 30, 2004	$84,459

(4)	To record additional interest expense related to the amortization of issuance costs for the revolving and term loan facility borrowings obtained to consummate the tender and merger and as adjusted for this offering using an estimated weighted-average life of 6 years. Issuance costs related to the Bridge Loan of

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS
For the Nine-Months Ended September 30, 2004 (Continued)
(Thousands of dollars)

approximately $18.4 million were written-off upon consummation of the senior notes offering and, therefore, have been presented as a pro forma adjustment in Cox’s Unaudited Pro Forma and As Adjusted Combined Condensed Statement of Operations for the nine-months ended September 30, 2004 as though the write-off occurred on January 1, 2003.

		As Adjusted
	Pro Forma	for the Offering

Estimated net issuance costs	$12,248	$17,750
Amortized straight-line over 6 years	6	6

Preliminary estimated increase in annual interest expense	2,041	2,958
Multiplied by 0.75	0.75	0.75

Pro forma and as adjusted increase in interest expense for the nine-months ended September 30, 2004	$1,531	$2,219

(5)	To record a reduction in interest expense related to the preliminary estimated step-up of long-term debt to fair value using a weighted-average remaining term of 8 years.

Preliminary estimated step-up of long-term debt to fair value	$120,836
Amortized straight-line over 8 years	8

Preliminary estimated decrease in annual interest expense	(15,104)
Multiplied by 0.75	0.75

Pro forma reduction in interest expense for the nine-months ended September 30, 2004	$(11,328)

(6)	To record preliminary estimated tax effects of the adjustments reflected in Notes (1), (2), (3), (4) and (5) above using an estimated effective tax rate of 37.67%. The tax rate was derived using the applicable estimated tax rate for each adjustment above.

Pro Forma and
As Adjusted
for the Offering

Pro forma and as adjusted net increase in interest expense	$152,676
Pro forma increase in depreciation expense	10,628
Pro forma increase in amortization expense	84,459

Total pro forma and as adjusted adjustments per above	247,763
Estimated effective tax rate	37.67%

Pro forma and as adjusted reduction in income tax expense for the nine-months ended September 30, 2004	$(93,332)

COX COMMUNICATIONS, INC.

UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
(Thousands of dollars)

				Pro Forma and
	Historical	Pro Forma and		As Adjusted
	Year Ended	As Adjusted		Year Ended
	December 31, 2003	Adjustments		December 31, 2003

Revenues	$5,758,868			$5,758,868
Costs and expenses
Cost of services (excluding depreciation)	2,391,310			2,391,310
Selling, general and administrative expenses	1,250,686			1,250,686
Depreciation and amortization	1,530,475	$14,171	(2)	1,657,259
		112,613	(3)
Gain on sale and exchange of cable systems	(469)			(469)

Operating income	586,866			460,082
Interest expense	(467,753)	(213,672	)(1)	(689,692)
		15,104	(5)
		(2,041	)(4)
		(2,958	)(4)
		(18,372	)(6)
Loss on derivative instruments, net	(22,567)			(22,567)
Gain on investments, net	165,194			165,194
Equity in net losses of affiliated companies	(13,073)			(13,073)
Loss on extinguishment of debt	(450,069)			(450,069)
Other, net	(3,557)			(3,557)

Loss before income taxes and minority interest	(204,959)			(553,682)
Income tax benefit	(73,274)	(131,364	)(7)	(204,638)

Loss before minority interest	(131,685)			(349,044)
Minority interest expense net of tax	(6,116)			(6,116)

Net loss	$(137,801)	$(217,359)		$(355,160)

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003
(Thousands of dollars)

      The following pro forma and as adjusted entries to Cox’s historical statement of operations for the year ended December 31, 2003 are presented as if the tender offer, borrowings under the Bridge Loan and other credit facilities, the merger and the Offering had been consummated on January 1, 2003. The pro forma entries give effect to: (i) the tender of outstanding Class A common stock, the follow-on merger and borrowings under the Bridge Loan and other credit facilities; (ii) the cancellation of vested in-the-money stock options at the difference between the tender offer price and the exercise price for aggregate consideration of approximately $43.9 million and (iii) the application of push-down accounting by CEI to step-up Cox’s net tangible and intangible assets to 39.69% of fair value, which assumes the acquisition of all of the outstanding Class A common stock. The as adjusted entries give effect to the Offering. A summary of the basis for these entries is as follows:

(1)	To record additional interest expense as a result of the approximately $5.2 billion additional net borrowings to fund a portion of the acquisition of Class A common stock pursuant to the tender offer and merger using an estimated weighted-average interest rate of 4.10%.

Estimated increase in long-term debt	$5,211,521
Estimated weighted average interest rate	4.10%

Pro forma increase in interest expense for the year ended December 31, 2003	$213,672

(2)	To record additional depreciation expense attributable to the preliminary estimated step-up of net plant and equipment to fair value using an estimated weighted-average life of 12 years.

Preliminary estimated step-up of net plant and equipment	$170,048
Depreciated straight-line over 12 years	12

Pro forma increase in depreciation expense for the year ended December 31, 2003	$14,171

(3)	To record amortization expense related to the preliminary estimated step-up of identifiable finite-lived intangible assets, which include customer relationships using an estimated weighted-average life of 8 years.

Preliminary estimated step-up of customer relationships	$900,900
Amortized straight-line over 8 years	8

Pro forma increase in amortization expense for the year ended December 31, 2003	$112,613

(4)	To record additional interest expense related to the amortization of issuance costs for the revolving and term loan facility borrowings obtained to consummate the tender and merger and as adjusted for this offering using an estimated weighted-average life of 6 years. Issuance costs related to the Bridge Loan of approximately $18.4 million will be written-off upon consummation of this offering; see Note (6) below.

		As Adjusted
	Pro Forma	for the Offering

Estimated net issuance costs	$12,248	$17,750
Amortized straight-line over 6 years	6	6

Pro forma and as adjusted increase in interest expense for the year ended December 31, 2003	$2,041	$2,958

(5)	To record a reduction in interest expense related to the preliminary estimated step-up of long-term debt to fair value using a weighted average remaining term of 8 years.

COX COMMUNICATIONS, INC.

NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003 (Continued)
(Thousands of dollars)

Preliminary estimated step-up of long-term debt to fair value	$120,836
Amortized straight-line over 8 years	8

Pro forma reduction in interest expense for the year ended December 31, 2003	$(15,104)

(6)	To record the write-off of financing costs related to the Bridge Loan, which were repaid with the proceeds from the senior notes offering.

Write-off of issuance costs related to the Bridge Loan	$18,372

(7)	To record preliminary estimated tax effects of the adjustments reflected in Notes (1), (2), (3), (4), (5) and (6) above using an estimated effective tax rate of 37.67%. The tax rate was derived using the applicable estimated rate for each adjustment above.

Pro Forma and
As Adjusted
for the Offering

Pro forma and as adjusted net increase in interest expense	$221,939
Pro forma increase in depreciation expense	14,171
Pro forma increase in amortization expense	112,613

Total pro forma and as adjusted adjustments per above	348,723
Estimated effective tax rate	37.67%

Pro forma and as adjusted reduction in income tax expense for the year ended December 31, 2003	$(131,364)